January 7, 2016
DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS
- Dreyfus Institutional Cash Advantage Fund
- Participant Advantage Shares
Supplement to Prospectus dated September 1, 2015
 and Current Statement of Additional Information
The following changes will take effect on January 15, 2016
The fund's Participant Advantage Shares will be redesignated as Participant Shares.
The redesignation of the fund's Participant Advantage Shares will have no effect on fund shareholders or their fund accounts, other than to reflect the new share class designation.
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The following changes will take effect on March 1, 2016
The following will replace the first sentence in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors—Fund Exchanges" and will supersede any contrary information in the fund's statement of additional information:
An investor may purchase, in exchange for Participant Shares of the fund, any class of shares of:  (i) Dreyfus Institutional Treasury and Agency Cash Advantage Fund or Dreyfus Institutional Treasury Prime Cash Advantage Fund; or (ii) any Dreyfus Cash Management Fund, which currently includes Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management.
The following information supplements the information contained in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors":
Conversion Feature
Shares of one class of the fund may be converted into shares of another class of the fund, provided the investor meets the eligibility requirements for investing in the new share class.  The fund reserves the right to refuse any conversion request.